EX-99.CERT

CERTIFICATION

I, John H. Dolan, certify that:

1. I have reviewed this report on Form N-CSR of HYPERION STRATEGIC BOND FUND, INC.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4. The Registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the Registrant and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

c) disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

d) disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The Registrant’s other certifying officer(s) and I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date: April 8, 2005	/s/ John H. Dolan John H. Dolan Principal Executive Officer

CERTIFICATION

I, Thomas F. Doodian, certify that:

1. I have reviewed this report on Form N-CSR of HYPERION STRATEGIC BOND FUND, INC.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4. The Registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the Registrant and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

c) disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

d) disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The Registrant’s other certifying officer(s) and I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date: April 8, 2005	/s/ Thomas F. Doodian Thomas F. Doodian Treasurer and Principal Financial Officer

EX-99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT

I, John H. Dolan, Principal Executive Officer of HYPERION STRATEGIC BOND FUND, INC. (the “Fund”), certify that:

1.	The N-CSR of the Fund (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: April 8, 2005

/s/ John H. Dolan
John H. Dolan
Principal Executive Officer
HYPERION STRATEGIC BOND FUND, INC.

I, Thomas F. Doodian, Treasurer and Principal Financial Officer of HYPERION STRATEGIC BOND FUND, INC. (the “Fund”), certify that:

1.	The N-CSR of the Fund (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: April 8, 2005

/s/ Thomas F. Doodian
Thomas F. Doodian
Treasurer and Principal Financial Officer
HYPERION STRATEGIC BOND FUND, INC.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to HYPERION STRATEGIC BOND FUND, INC. and will be retained by HYPERION STRATEGIC BOND FUND, INC. and furnished to the Securities and Exchange Commission or its staff upon request.